                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 2003


                             FLEMING COMPANIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Oklahoma                                 1-8140                                48-0222760
    -------------------------------             ------------------------         ------------------------------------
    (State or Other Jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
             Incorporation)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

The following exhibit is filed as part of this report:

No.      Exhibit
---      -------

10.1 Second Amendment, dated as of January 22, 2003, to that certain Credit Agreement, dated as of June 18, 2002 and amended by that certain First Amendment, dated October 18, 2002, by and among Fleming Companies, Inc., the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, JPMorgan Chase Bank and Citicorp North America, Inc., as Syndication Agents, Lehman Commercial Paper Inc. and Wachovia Bank, National Association, as Documentation Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Book Managers, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers.

ITEM 9. REGULATION FD DISCLOSURE.

(a) On January 23, 2003, Fleming issued a press release announcing its earnings for the fourth quarter and year ended December 28, 2002. The full text of the press release is attached hereto as Exhibit 99.1.

(b)      Exhibits.

The following exhibit is furnished with this report:

No.      Exhibit
---      -------

99.1     Press Release dated January 23, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FLEMING COMPANIES, INC.


                                    By: /s/ MARK SHAPIRO
                                        -----------------------------------
                                        Mark Shapiro
                                        Senior Vice President, Finance and
                                        Operations Control


Date: January 23, 2003

                               INDEX TO EXHIBITS

No.      Exhibit
---      -------

10.1     Second Amendment, dated as of January 22, 2003, to that certain Credit
         Agreement, dated as of June 18, 2002 and amended by that certain First
         Amendment, dated October 18, 2002, by and among Fleming Companies,
         Inc., the lenders from time to time party thereto, Deutsche Bank Trust
         Company Americas, as Administrative Agent, JPMorgan Chase Bank and
         Citicorp North America, Inc., as Syndication Agents, Lehman Commercial
         Paper Inc. and Wachovia Bank, National Association, as Documentation
         Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Book Managers, and Deutsche Bank Securities Inc., J.P. Morgan
         Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers.

99.1     Press Release dated January 23, 2003.